American Funds Money Market Fund® Summary prospectus December 1, 2015

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
AFAXX	AFBXX	AFCXX	AFFXX	AFGXX	AAFXX	BAFXX	CCFXX	EAFXX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
FARXX	RAAXX	RABXX	RBEXX	RACXX	RADXX	RAGXX	RAEXX	RAFXX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated December 1, 2015, are incorporated by reference into this summary prospectus.

Investment objective

The investment objective of the fund is to provide you with a way to earn income on your cash reserves while preserving capital and maintaining liquidity. The fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	0.75	0.00	0.25	none	0.00	0.75	0.00	0.00
Other expenses	0.11	0.10	0.15	0.18	0.17	0.23	0.24	0.23	0.22
Total annual fund operating expenses	0.38	1.12	0.42	0.70	0.44	0.50	1.26	0.50	0.49

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	0.00	0.00	0.00	0.00	0.00	none	none	none
Other expenses	0.23	0.18	0.42*	0.30	0.24*	0.16	0.22*	0.11	0.07
Total annual fund operating expenses	0.50	0.45	0.69	0.57	0.51	0.43	0.49	0.38	0.34

* Based on estimated amounts for the current fiscal year.

1     American Funds Money Market Fund / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$ 39	$122	$213	$ 480
B	614	756	817	1,155
C	143	135	235	530
F-1	72	224	390	871
F-2	45	141	246	555
529-A	51	160	280	628
529-B	628	800	892	1,312
529-C	151	160	280	628
529-E	50	157	274	616
529-F-1	51	160	280	628
R-1	46	144	252	567
R-2	70	221	384	859
R-2E	58	183	318	714
R-3	52	164	285	640
R-4	44	138	241	542
R-5E	50	157	274	616
R-5	39	122	213	480
R-6	35	109	191	431

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$114	$356	$617	$1,155
C	43	135	235	530
529-B	128	400	692	1,312
529-C	51	160	280	628

American Funds Money Market Fund / Summary prospectus     2

Principal investment strategies

The fund invests substantially in U.S. Treasury securities and other securities backed by the full faith and credit of the U.S. government, as well as securities issued by U.S. federal agencies. The fund may also invest in other high-quality money market instruments. Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees.

The fund may invest in securities issued by entities domiciled outside the United States and securities with credit and liquidity support features provided by entities domiciled outside of the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to provide current income while preserving capital and maintaining liquidity. The investment adviser believes that an important way to accomplish this is by analyzing various factors, including the credit strength of the issuer, prices of similar securities issued by comparable issuers, current and anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated.

3     American Funds Money Market Fund / Summary prospectus

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in money market funds — Investors may lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide, and should not be expected to provide, financial support to the fund at any time.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield, and, given the historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the fund could cause the values of these securities to decline.

American Funds Money Market Fund / Summary prospectus     4

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5     American Funds Money Market Fund / Summary prospectus

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
A	5/1/2009	0.00%	0.00%	0.00%
B	5/1/2009	–5.00	–0.40	–0.18
C	5/1/2009	–1.00	0.00	0.00
F-1	5/1/2009	0.00	0.00	0.00
F-2	5/1/2009	0.00	0.00	0.00
529-A	5/1/2009	0.00	0.00	0.00
529-B	5/1/2009	–5.00	–0.40	–0.18
529-C	5/1/2009	–1.00	0.00	0.00
529-E	5/1/2009	0.00	0.00	0.00
529-F-1	5/1/2009	0.00	0.00	0.00
R-1	5/1/2009	0.00	0.00	0.00
R-2	5/1/2009	0.00	0.00	0.00
R-3	5/1/2009	0.00	0.00	0.00
R-4	5/1/2009	0.00	0.00	0.00
R-5	5/1/2009	0.00	0.00	0.00
R-6	5/1/2009	0.00	0.00	0.00
For current 7-day yield information, please call American FundsLine® at (800) 325-3590.

American Funds Money Market Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management CompanySM

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $1,000 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored. Generally, redemptions, including exchanges, will not result in a capital gain or loss for federal or state income tax purposes.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-059-1215P Litho in USA CGD/RRD/10044	Investment Company File No. 811-22277

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY